EXECUTIVE EMPLOYMENT AGREEMENT
                         ------------------------------


     This Employment Agreement (this "Agreement") is made and entered into as of
                                      ---------
September  26,  2003  (the  "Effective  Date"),  by  and  between  BOOTS & COOTS
                             ---------------
INTERNATIONAL  WELL  CONTROL,  INC.  (the  "Company")  and  JERRY  WINCHESTER
                                            -------
("Executive").  The  Company hereby employs Executive and Executive accepts such
  ---------
employment on the following terms and conditions:

     1.     Termination  of  Prior  Employment  Agreement.  The  Company  and
            ---------------------------------------------
Executive hereby agree that the Employment Agreement, dated as of September 9, 1998, by and between such parties (the "Prior Employment Agreement") is hereby
                                          --------------------------
effectively terminated, and that this Agreement cancels and supersedes that Prior Employment Agreement.

     2.     Term.  Executive  shall  be  employed by the Company for a period of
            ----
three  (3)  years  from  the Effective Date hereof (the "Employment Term").  The
                                                         ---------------
Employment Term and this Agreement shall be automatically renewed for successive additional two (2) year terms unless notice of termination is given in writing by either party to the other party at least six (6) months prior to the expiration of the initial term or any such renewal term.

     3.     Duties.  Executive  shall  hold  the  titles  of  President,  Chief
            ------
Executive Officer and Chief Operating Officer, and shall perform such services regarding the operations of the Company as are appropriate for such positions, and as the Board of Directors may from time to time request, and Executive shall be employed by and will work for the Company at the Company's executive offices in Houston, Texas. The Executive shall not be required during the Employment Term to relocate from Houston, Texas to any other business location maintained by the Company although the Executive expressly agrees that regular travel shall be necessary as part of his duties. As Chief Executive Officer, Executive shall report directly to the Board of Directors, and be responsible for the entire management activities of the Company. The duties of Executive shall include, but not be limited to, directing day to day operations, business planning, development and implementation of appropriate policies, practices and procedures.

     4.     Conduct  of  Executive.  During the Employment Term, Executive shall
            ----------------------
devote his full business time, effort, skill and attention to the affairs of the Company and its subsidiaries, will use his best efforts to promote the interests of the Company, and will discharge his responsibilities in a diligent and faithful manner, consistent with sound business practices. During the Employment Term, Executive shall agree to serve as a member of the Company's Board of Directors if elected to such position by the stockholders of the Company.

          Nothing in this Agreement shall be deemed to preclude the Executive from participating in other business, charitable or community opportunities if and to the extent that (i) such business opportunities are not directly competitive with or similar to the business of the Company, (ii) the Executive's activities with respect to such opportunities do not have a material adverse effect on the performance of the Executive's duties hereunder, and (iii) the Executive's activities with respect to such opportunity have been fully disclosed in writing to the Company's Board of Directors.

     5.     Compensation.  In  consideration of the work and other services that
            ------------
Executive performs for the Company hereunder, the Company shall pay Executive the following:

          (a)     Base  Salary.  During  the  Employment Term, the Company shall
                  ------------
pay  Executive  a  gross annual base salary of not less than $250,000 (the "Base
                                                                            ----
Salary"),  payable  semi-monthly in accordance with the Company's normal payroll
------
policies, subject to withholding for federal income tax, social security, state and local taxes, if any, and any other sums that the Company may be legally required to withhold. The Base Salary shall be reviewed on an annual basis by the Board of Directors and the amount of such Base Salary shall be subject to increase on the basis of the performance of the Executive and the performance of the Company.

          (b)     Bonus.  Executive shall participate in the Company's Executive
                  -----
Bonus Pool and any other additional executive compensation plans adopted from time to time by the Board of Directors or a compensation committee appointed by the Board of Directors, and the Board of Directors or the compensation committee, as the case may be, shall have the authority to adjust such participation upward or downward from time to time in its sole discretion.

          (c)     Auto  Allowance.  In  addition to the Base Salary, the Company
                  ---------------
shall pay [$18,000] per year for Executive's use of his personal automobile on behalf of the Company. Such auto allowance shall be payable in accordance with the Company's normal payroll policies, subject to withholding for federal income tax, social security, state and local taxes, if any, and any other sums that the Company may be legally required to withhold.

          (d)     Incentive  Stock  Plan.  The  Company shall adopt an Incentive
                  ----------------------
Stock Plan for 2003. From time to time, at the direction of the Board of Directors, or its compensation committee, Executive shall be eligible to receive options to purchase shares of the Company's Common Stock. At the signing of this agreement, the Company shall issue 1,000,000 options post split or 4,000,000 non split options to purchase the Company's common stock at 50% of market value (determined on the date contract is executed). On execution of the contract, 25% of this plan shall be vested immediately with the remaining 75% vested 25% annually over the initial three year term of the contract. These options will have a cashless exercise provision.

          (e)     Retirement  Plan.  Executive  shall be eligible to participate
                  ----------------
in any retirement or similar plans as may be adopted from time to time by the Company.

          (f)     Medical,  Life  and  Disability  Insurance.  The  Company will
                  ------------------------------------------
provide Executive with coverage under a policy of hospitalization and major medical insurance at no cost to the Executive. Such of Executive's dependents may be covered under such insurance policy, subject to the terms of such policy, at the expense of Executive. The Company will provide life insurance coverage in amount of not less than [$1,500,000] and short term disability insurance coverage in an amount to be determined by the Company. Executive acknowledges that the Company may seek to secure a policy of Key Man life insurance on the life of Executive, with death benefits payable to the Company. Executive agrees to cooperate with the Company in securing the same.

          (g)     Other  Benefits.  During  the Employment Term, Executive shall
                  ---------------
be entitled to participate in all employee benefit plans or to receive any incentive bonuses, stock options or other benefits as may from time to time be made available to the executives or general employees of the Company.

     6.     Vacation  and  Sick  Leave.  Executive shall be entitled to five (5)
            --------------------------
weeks of paid vacation during each year of his employment hereunder. Such vacation shall be taken at such time, or times, as shall not be disruptive to the business of the Company. Scheduling shall be accomplished with the Executive Committee. In addition, Executive shall be entitled to paid sick leave of fifteen (15) days each year.

     7.     Expenses.  The  Company shall reimburse Executive for all reasonable
            --------
expenses and disbursements incurred by Executive, and approved by appropriate designees of the Executive Committee, in the performance of his duties hereunder, including expenses for entertainment and travel, as are consistent with the policies and procedures of the Company and Internal Revenue Service regulations. Travel and other expenses from Executive's home to the Company's office are not included. The Company shall furnish Executive with a cellular telephone at the expense of the Company.

     8.     Confidential Information.  Executive acknowledges that in the course
            ------------------------
of employment by the Company, Executive will receive certain trade secrets and confidential information belonging to the Company which the Company desires to protect as confidential. For the purposes of this Agreement, the term "confidential information" shall mean information of any nature and in any form which at the time is not generally known to those persons engaged in business similar to that conducted by the Company. Executive agrees that such information is confidential and that he will not reveal such information to anyone other than officers, directors, Executives or authorized agents of the Company. Upon termination of employment, for any reason, Executive shall surrender all papers, documents and other property of the Company.

     9.     Information, Ideas, Concepts, Improvements, Discoveries, Inventions,
            --------------------------------------------------------------------
etc.  Executive  agrees  that  during  the  Employment  Term  he  will  promptly
----
disclose, in writing, all information, ideas, concepts, improvements, discoveries and inventions, whether patentable or not, and whether or not reduced to practice, which are conceived, developed, made or acquired by the Company, either individually, or jointly with others, and which relate to the business, products or services of the Company, or any of its subsidiaries or affiliates, irrespective of whether such information, idea, concept, improvement, discovery or invention was conceived, developed, discovered or acquired by Executive on the job, or elsewhere (collectively, the "Inventions"). The Company and Executive have agreed as follows regarding the Inventions:

          (a) All inventions are, and shall be, the property of the Company. In this context, all drawings, memoranda, notes, records, files, correspondence, manuals, models, specifications, computer programs, maps and all other writings, or materials of any time embodying any such Inventions are and shall be the sole and exclusive property of the Company.

          (b) Executive hereby specifically sells, assigns and transfers to the Company all of his worldwide right, title and interest in and to all such Inventions, and any United States or foreign applications for patents, inventor's certificates or other industrial rights that may be filed thereon, including divisions, continuations, continuations-in-part, reissues and/or extensions thereof, and applications for registration of any names and marks included therewith. Both during the Employment Term and thereafter, Executive shall assist the Company and its nominees at all times in the protection of such Inventions, both in the United States and all foreign countries, including but not limited to, the execution of all lawful oaths and all assignment documents, not inconsistent with this Agreement, requested by the Company, or its nominee in connection with the preparation, prosecution, issuance or enforcement of any applications for United States or foreign letters patent, including divisions, continuations, continuations-in-part, reissue, and/or extensions thereof, and any application for the registration of names and marks included therewith.

          (c) Moreover, if during the Employment Term, Executive creates any original work of authorship which is the subject matter of copyright relating to the Company's business, products, or services, whether such work is created solely by Executive or jointly with others, the Company shall be deemed the author of such work if the work is prepared by Executive in the scope of his employment; or, if the work is not prepared by Executive within the scope of his employment, but is specifically ordered by the Company as a contribution to a collective work, as a part of a motion picture or other audiovisual work, as a translation, as a supplementary work, as a compilation or as an instructional text, then the work shall be considered to be a work made for hire and the Company shall be the author of the work. In the event such work is neither prepared by the Executive within the scope of his employment or is not a work specially ordered and deemed to be a work made for hire, then Executive hereby agrees to assign, and by these presents, does assign, to the Company an undivided one-half interest in and to all of Executive's worldwide right, title and interest in and to the work and all rights or copyright therein, including but not limited to, the execution of all formal assignment documents requested by the Company or its nominee, not inconsistent with this Agreement, and the execution of all lawful oaths and applications for registration of copyright in the United States and foreign countries.

     10.     Agreement  Not  to  Solicit.  During  the Employment Term and for a
             ---------------------------
period of one (1) year after the termination of employment hereunder (the "Termination Date"), regardless of how terminated, Executive will not, solely,
 -----------------
jointly, or as a partner, member, contractor, Executive or agent of any partnership or as an officer, director, Executive, agent, contractor, stockholder or investor in any other entity or in any other capacity, directly or indirectly:

          (a) induce, or attempt to induce, any person or party who, on the Termination Date is employed by or affiliated with the Company or at any time during the term of this covenant is, or may be, or becomes an employee of or affiliated with the Company, to terminate his, her or its employment or affiliation with the Company;

          (b) induce, or attempt to induce, any person, business or entity which is or becomes a customer or supplier of the Company, or which otherwise is a contracting party with the Company, as of the Termination Date, or at any time during the term hereof, to terminate any written or oral agreement or understanding with the Company, or to interfere in any manner with any relationship between the Company and such customer or supplier; or

          (c) employ or otherwise engage in any capacity any person who at the Termination Date or at any time during the period two (2) years prior thereto was employed, or otherwise engaged, in any capacity by the Company and who, by reason thereof is or is reasonably likely to be in possession of any confidential information.

Executive acknowledges and agrees that the provisions of this paragraph 10 constitute a material, mutually bargained for portion of the consideration to be delivered under this Agreement and failure to comply with this paragraph 10 shall be deemed a breach of this Agreement.

     11.     Termination  by  the  Company.  Notwithstanding  the  provisions of
             -----------------------------
paragraph 2, the Company may terminate the employment of Executive under this Agreement if any of the following occur:

          (a)     the  death  of  Executive;

          (b) the Executive becomes, in the good faith opinion of the Board of Directors, physically or mentally disabled, for a period of more than six (6) consecutive months, to the extent he is unable to perform his duties hereunder;

          (c) for any reason, or for no reason, at the end of the initial five (5) year term of this Agreement or any renewal thereof; or

          (d) for "Cause", which for purposes of this Agreement shall mean Executive (i) has engaged in gross negligence or willful misconduct in the performance of the duties required of him hereunder, (ii) has willfully refused without proper legal reason to perform the duties and responsibilities required of him hereunder (provided, however, that no act or failure to act pursuant to subsections (i) and (ii) above shall be deemed "willful" if due primarily to an error in judgment or negligence or if made in good faith with reasonable belief that such act is in the best interest of the Company), (iii) has materially breached any material provision of this Agreement (and such breach remains uncorrected 30 days following Executive's receipt of written notice of the breach from the Company), or (iv) the Executive commits, is arrested or officially charged with any felony, or any crime involving moral turpitude, which, in the good faith opinion of the Company, would impair Executive's ability to perform his duties hereunder or would impair the business reputation of the Company or Executive misappropriates any funds or property of the
Company;  provided,  however,  that  Executive's  employment  may  be terminated
          --------   -------
pursuant to this paragraph 11(d) only if such termination is approved by at least two-thirds of the members of the Board of Directors after Executive has been given written notice by the Company of the specific reason for such termination and an opportunity for Executive, together with his counsel, to be heard before the Board of Directors. Members of the Board of Directors may participate in any hearing that is required pursuant to this paragraph 11(d) by means of conference telephone or similar communications equipment whereby all persons participating in the hearing can hear and speak to each other; provided,
                                                                       --------
however,  that  at least one-half of the members of the Board of Directors shall
-------
attend  the  hearing  in  person.

     12.     Termination  by  Executive.  Notwithstanding  the  provisions  of
             --------------------------
paragraph 2, Executive may terminate his employment under this Agreement if any of the following occur:

          (a) in connection with or based upon (i) a material breach by the Company of any material provision of this Agreement, (ii) a substantial and material reduction in the nature or scope of Executive's duties or responsibilities as the Chief Executive Officer and Chief Operating Officer of the Company, or (iii) the assignment to Executive of duties and responsibilities that are materially inconsistent with such positions; provided, however, that
                                                         --------  -------
prior  to  Executive's  termination  of  employment  under this paragraph 12(a),

Executive must give written notice to the Company of any such breach, reduction or assignment and such breach, reduction or assignment must remain uncorrected for 30 days following such written notice;

          (b) upon a Change in Control, or within twelve (12) months thereafter, where a "Change in Control" is defined to mean (i) any merger, consolidation or reorganization in which the Company is not the surviving entity (or survives only as a subsidiary of an entity), (ii) any sale, lease, exchange, or other transfer of (or agreement to sell, lease, exchange, or otherwise transfer) all or substantially all of the assets of the Company to any other person or entity (in one transaction or a series of related transactions), (iii) dissolution or liquidation of the Company, (iv) when any person or entity, including a "group" as contemplated by Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, acquires or gains ownership or control (including, without limitation, power to vote) of more than [30%] of the outstanding shares of the Company's voting stock (based upon voting power), (v) as a result of or in connection with a contested election of directors, the persons who were directors of the Company before such election shall cease to constitute a majority of the Board of Directors, or (vi) any event that is reported by the Company under Item 1 of a Form 8-K filed with the Securities and Exchange Commission; provided, however, that the term "Change in Control" shall not include any reorganization, merger, consolidation, sale, lease, exchange, or similar transaction involving solely the Company and one or more previously wholly-owned subsidiaries of the Company unless such matter is described in clause (vi) above; or

          (c) at any time, for any other reason whatsoever, in the sole discretion of Executive.

     13.     Termination  and  Compensation.
             ------------------------------

          (a)     Termination  by  the  Company  and Compensation.  In the event
                  -----------------------------------------------
that the Company elects to terminate Executive's employment prior to the expiration of a three (3) year initial term, or renewal term, of this Agreement for any reason other than termination for Cause as expressly provided for in Paragraph 11(d), or if the Company chooses not to renew this Agreement at the expiration of any term hereunder, then, and in that event, the Company shall pay to Executive, on the Termination Date, the following compensation: (i) a lump sum payment equal to two (2) times Executive's then current Base Salary, (ii) any bonus to which Executive would have been eligible to receive for the year in which termination occurs, (iii) a lump sum payment equal to six (6) months automobile allowance, and (iv) shall continue the payment of premiums for hospitalization and major medical insurance for the lesser period of either twelve (12) months or the date on which Executive secures full time employment that affords equivalent medical coverage. In the event of a termination for Cause pursuant to paragraph 11(d), this Agreement shall be wholly terminated and Executive shall not be entitled to any further compensation or any other benefits provided for herein, and shall not be entitled to severance pay. However, any of the provisions of this Agreement relating to activities and conduct after the termination of the employment relationship between the Company and Executive shall remain in full force and effect, and be enforceable.

          (b)     Termination  by Executive and Compensation.  In the event that
                  ------------------------------------------
Executive elects to terminate his employment pursuant to paragraph 12(a) or 12(b), then, and in that event, the Company shall pay to Executive, on the

Termination Date, the following compensation: (i) a lump sum payment equal to two (2) times Executive's then current Base Salary, (ii) any bonus to which Executive would have been eligible to receive for the year in which termination occurs, (iii) a lump sum payment equal to six (6) months automobile allowance, and (iv) shall continue the payment of premiums for hospitalization and major medical insurance for the lesser period of either twelve (12) months or the date on which Executive secures full time employment that affords equivalent medical coverage. In the event that Executive elects to terminate his employment pursuant to paragraph 12(c), this Agreement shall be wholly terminated and Executive shall not be entitled to any further compensation or any other benefits provided for herein, and shall not be entitled to severance pay. However, any of the provisions of this Agreement relating to activities and conduct after the termination of the employment relationship between the Company and Executive shall remain in full force and effect, and be enforceable.

     14.     No  Duty  to Mitigate Losses.  Executive shall have no duty to find
             ----------------------------
new employment following the termination of his employment under circumstances which require the Company to pay any amount to Executive pursuant to paragraph
13. Any salary or remuneration received by Executive from a third party for the providing of personal services (whether by employment or by functioning as an independent contractor) following the termination of his employment with the Company shall not reduce the Company's obligation to make a payment to Executive (or the amount of such payment) pursuant to the terms of paragraph 13.

     15.     Notices.  All  notices  or  other  communications  pursuant to this
             -------
Agreement may be given by personal delivery, or by certified mail, addressed to the home office of the Company or to the last known address of Executive. Notices given by personal delivery shall be deemed given at the time of delivery, and notices sent by certified mail shall be deemed given when deposited with the U.S. Postal Service.

     16.     Entirety  of  Agreement;  Amendment.  This  Agreement  contains the
             -----------------------------------
entire understanding of the parties and all of the covenants and agreements between the parties with respect to Executive's employment. No amendment to this Agreement shall be effective unless it is in writing and signed by both the parties hereto.

     17.     Governing  Law.  This  Agreement shall be construed and enforced in
             --------------
accordance  with,  and  be  governed  by,  the  laws  of  the  State  of  Texas.

     18.     Waiver.  The  failure  of  either  party  to  enforce  any  rights
             ------
hereunder shall not be deemed to be a waiver of such rights, unless such waiver is an express written waiver which has been signed by the waiving party. Waiver of one breach shall not be deemed a waiver of any other breach of the same or any other provision hereof.

     19.     Assignment.  This  Agreement  shall not be assignable by Executive.
             ----------
Subject to Section 12(b) hereof, in the event of a future disposition of the properties and business of the Company by merger, consolidation, sale of assets, or otherwise, then the Company may assign this Agreement and all of its rights and obligations to the acquiring or surviving entity; provided, that any such entity shall assume all of the obligations of the Company hereunder.

     20.     Counterparts.  This  Agreement  may  be  executed  in any number of
             ------------
counterparts, each of which shall be deemed to be an original for all purposes hereof.

     21.     Arbitration.  Any  dispute,  controversy or claim arising out of or
             -----------
relating to this Agreement and Executive's job duties shall be submitted to and finally settled by binding arbitration to be held in Houston, Texas, in accordance with the rules of the American Arbitration Association in effect on the Effective Date, and judgment upon the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof. All agreements contemplated herein to be entered into to which the parties hereto are parties shall contain provisions which provide that all claims, actions or disputes pursuant to, or related to, such agreements shall be submitted to binding arbitration. In any proceeding to enforce the provisions hereof, the prevailing party shall be entitled to recover reasonable expenses incurred by him, including reasonable attorneys' fees.


                            [SIGNATURE PAGE FOLLOWS]

This Agreement is entered into as of the Effective Date.

"COMPANY"

BOOTS  &  COOTS  INTERNATIONAL
    WELL  CONTROL,  INC.


By:
   --------------------------------

      -----------------------------


"EXECUTIVE"


-----------------------------------
Jerry  Winchester